REDEEMABLE SHARES	12 Months Ended
Feb. 02, 2018
Temporary Equity Disclosure [Abstract]
REDEEMABLE SHARES
REDEEMABLE SHARES

Awards under the Company's stock incentive plans include certain rights that allow the holder to exercise a put feature for the underlying Class A or Class C Common Stock after a six month holding period following the issuance of such common stock. The put feature requires the Company to purchase the stock at its fair market value. Accordingly, these awards and common stock are subject to reclassification from equity to temporary equity, and the Company determines the award amounts to be classified as temporary equity as follows:

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For stock options to purchase Class C Common Stock subject to service requirements, the intrinsic value of the option is multiplied by the portion of the option for which services have been rendered. Upon exercise of the option, the amount in temporary equity represents the fair value of the Class C Common Stock.

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For SARs, RSUs, or RSAs, any of which stock award types are subject to service requirements, the fair value of the share is multiplied by the portion of the shares for which services have been rendered.

•	For share-based arrangements that are subject to the occurrence of a contingent event, those amounts are not reclassified to temporary equity until the contingency has been satisfied.
The amount of redeemable shares classified as temporary equity as of February 2, 2018 was $384 million, which consisted of 2.9 million issued and outstanding unrestricted common shares, 0.4 million RSUs, 0.1 million RSAs, and 15.3 million outstanding stock options. The amount of redeemable shares classified as temporary equity as of February 3, 2017 was $231 million, which consisted of 1.1 million issued and outstanding unrestricted common shares, 0.4 million RSUs, 0.1 million RSAs, and 13.7 million outstanding stock options.